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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William H. Gates III, his attorney-in-fact, for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                                                       Dated:  January 31, 1996
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

/s/ Michael W. Brown              Vice President, Finance; Chief Financial Officer
- ------------------------          (Principal Financial and Accounting Officer)
Michael W. Brown


/s/ William H. Gates III          Chairman, Chief Executive Officer,                      January 31, 1996
- ------------------------          Director (Principal Executive Officer)
William H. Gates III

/s/ Paul G. Allen                 Director                                                January 31, 1996
- ------------------------
Paul G. Allen

/s/ Richard A. Hackborn           Director                                                January 31, 1996
- ------------------------
Richard A. Hackborn

/s/ David F. Marquardt            Director                                                January 31, 1996
- ------------------------
David F. Marquardt

/s/ Robert D. O'Brien             Director                                                January 31, 1996
- ------------------------
Robert D. O'Brien

/s/ William G. Reed, Jr.          Director                                                January 31, 1996
- ------------------------
William G. Reed, Jr.

/s/ Jon A. Shirley                Director                                                January 31, 1996
- ------------------------
Jon A. Shirley

                                  Director                                                January   , 1996
- ------------------------
Jill E. Barad
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